Exhibit 99.1

Sarkis Jebejian, P.C. To Call Writer Directly: +1 212 446 5944 sarkis.jebejian@kirkland.com	601 Lexington Avenue New York, NY 10022 United States +1 212 446 4800 www.kirkland.com	Facsimile: +1 212 446 4900

December 3, 2021

VIA EMAIL AND FEDEX

Strategic Investment Opportunities LLC
Attention: Marshall Anstandig

c/o MNG Enterprises, Inc.

5990 Washington St.

Denver, CO 80216

Email: manstandig@bayareanrewsgroup.com

Re:	Response to Purported Notice of Stockholder Nominations

Dear Mr. Anstandig:

On behalf of Lee Enterprises, Incorporated (the “Company”), I am writing in response to (1) the letter from Strategic Investment Opportunities LLC (“Opportunities”), dated November 26, 2021 (the “Opportunities Letter”), purporting to serve as notice to the Company of Opportunities’ nomination of certain individuals for election as directors (each, a “Proposed Nominee” and collectively, the “Proposed Nominees”) at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and (2) an accompanying letter from Cede & Co., dated November 26, 2021 (the “Cede Letter,” and together with the Opportunities Letter, the “Notice Materials”).

Section 2 of the Company’s Second Amended and Restated By-Laws (the “Bylaws”) sets forth requirements for nominating candidates to the Company’s Board of Directors (the “Board”), and compliance with Section 2 of the Bylaws is the exclusive means for a stockholder to make nominations.

As described in greater detail below, the Notice Materials fail to satisfy Section 2 of the Bylaws in several respects. First, the purported nominations were not made by a stockholder of record as required by the plain language of the Bylaws. Specifically, (1) Cede & Co. was the record holder of the shares that Opportunities beneficially owned, but Cede & Co. did not make the nominations; and (2) Opportunities purported to make the nominations but was not a record holder by the notice deadline. Second, the record holder failed to comply with numerous requirements for the contents of the notice. Finally, the Notice Materials did not include a completed and signed questionnaire from each Proposed Nominee in the Company’s form. Accordingly, the Notice Materials do not constitute a valid notice of nominations for the 2022 Annual Meeting, and as the deadline for providing a timely and proper notice of nominations at the 2022 Annual Meeting has passed, any nominations that purport to be made pursuant to the Notice Materials will be disregarded.

Strategic Investment Opportunities LLC

December 3, 2021

I.	Background

Section 2(a) of the Bylaws provides, in pertinent part, that director nominations shall be made by any stockholder of the Company entitled to vote at an annual meeting of stockholders who complies with the notice procedures set forth in Section 2 of the Bylaws “and who is a stockholder of record at the time such notice is delivered to the Secretary.” (emphasis added) Section 2(b) of the Bylaws then outlines certain requirements for the contents of the notice. In particular, Section 2(b)(3) of the Bylaws requires that a stockholder providing a notice of nominations (defined in the Bylaws as the “Noticing Stockholder”) “set forth (i) the name and address of the Noticing Stockholder as they appear on the Corporation’s books, … (v) a representation by the Noticing Stockholder that the Noticing Stockholder is a stockholder of record of the Corporation entitled to vote at the meeting, will continue to be a stockholder of record of the Corporation entitled to vote at such meeting through the date of such meeting ….[and] (viii) the Noticing Stockholder’s representation as to the accuracy of the information set forth in the notice.” In addition, Sections 2(b)(4) and 2(b)(1)(viii) of the Bylaws require, to be eligible to be a nominee for election as a director pursuant to Section 2 of the Bylaws, a proposed nominee to submit a written questionnaire and a written representation and agreement satisfying certain requirements set forth in that subsection of the Bylaws, in each case “in the form to be provided by the Secretary upon written request of any stockholder of record within 10 days of such request.” (emphasis added)

The Bylaws, including Section 2 thereof, became effective on June 26, 2019. According to a Schedule 13D filed by an affiliate of Opportunities on January 29, 2020, affiliates of Opportunities purport to have first become beneficial owners of the Company’s stock on January 29, 2020. As the Company set forth in its proxy statement for its 2021 annual meeting, the deadline under the Bylaws for delivering notice of intention to nominate candidates for election as directors at the 2022 Annual Meeting was November 26, 2021.

On November 22, 2021, Alden Global Capital, LLC, an affiliate of Opportunities (Opportunities, together with its affiliates, “Alden”), publicly announced an unsolicited acquisition proposal to acquire the Company. Later that day, Opportunities sent a letter to the Company requesting “an electronic copy of the form of questionnaire . . . and written representation and agreement” as provided for in the Bylaws. Opportunities indicated that it requested such information in connection with nominating candidates for election to the Board at the 2022 Annual Meeting and demanded that the Company deliver the materials in less than 24 hours. On November 23, 2021, the Company responded, denying Opportunities’ request because Opportunities was not a stockholder of record, as required by the Bylaws. The Company further indicated that should Opportunities subsequently become a stockholder of record and submit a compliant request for the materials, the Company would evaluate that request.

Strategic Investment Opportunities LLC

December 3, 2021

However, Opportunities did not subsequently submit a revised request. Instead, on November 26, 2021, a few hours before the nomination deadline under the Bylaws, the Company received the Notice Materials, which purported to serve as notice to the Company of Opportunities’ nomination of the Proposed Nominees at the 2022 Annual Meeting.

In the Cede Letter, Cede & Co., the nominee for The Depository Trust Company (the “DTC”) and a holder of record of the Company’s common stock, noted that the DTC was informed by DTC participant J.P. Morgan Securities LLC (the “Participant”) that, as of November 22, 2021, 358,020 shares of the Company’s common stock credited to the Participant’s DTC account were beneficially owned by Opportunities, a customer of the Participant. The Cede Letter did not, however, enclose any correspondence from the Participant attesting to or otherwise evidencing any beneficial ownership by Opportunities of the Company’s common stock, and the Company has not otherwise received any correspondence from the Participant to such effect.

The Cede Letter further indicated that Cede & Co. delivered the purported nomination notice by Opportunities at the request of the Participant and on behalf of Opportunities. Specifically, the letter provides that “[a]t the request of the Participant, on behalf of Opportunities, Cede & Co. in its capacity as holder of record of the Shares, hereby delivers the nomination by Opportunities of certain individuals for election as directors at the 2022 annual meeting of the stockholders of the Company. . . Cede understands that Opportunities is also delivering a separate letter in connection with this Letter, which, Cede understands, provides additional information regarding the nomination.” (emphasis added)

The Cede Letter enclosed the Opportunities Letter, which purported to “serve[] as notice to Lee Enterprises, Incorporated . . . as to the nomination by Strategic Investment Opportunities LLC . . . a stockholder of the Company, of nominees for election to the Board of Directors of the Company.” (emphasis added) The Opportunities Letter defined Opportunities as the “Nominating Stockholder” and states that Opportunities is a “beneficial owner of 371,117 shares of common stock.” The Opportunities Letter also asserted that “the process to move 1,000 shares of Common Stock into the record name of Opportunities has begun.” (emphasis added) The Company has confirmed with its transfer agent that Opportunities was not a stockholder of record of the Company as of November 26, 2021, the date the Notice Materials were delivered to the Secretary.

Strategic Investment Opportunities LLC

December 3, 2021

II.	The Notice Materials fail to satisfy the requirements set forth in Section 2 of the Bylaws.

The Notice Materials fail to comply with Section 2 of the Bylaws in several respects. First, the purported nominations were not made by a stockholder of record as required by the plain language of the Bylaws. Specifically, (1) Cede & Co. was the record holder of the shares that Opportunities beneficially owned, but Cede & Co. did not make the nominations; and (2) Opportunities purported to make the nominations but was not a record holder by the notice deadline. Second, the record holder failed to comply with numerous requirements for the contents of the notice. Finally, the Notice Materials did not include a completed and signed questionnaire from each Proposed Nominee in the Company’s form.

A.	The purported nominations were not made by a stockholder of record.

The Cede Letter concedes that the nominations are not made by a stockholder of record, and thus the requirement that a stockholder of record serve as the nominating party has not been met. As an initial matter, the Cede Letter is not a nomination notice pursuant to the Bylaws. It does not identify any nominees or purport to nominate them; instead, it is a letter delivering a purported nomination notice made by Opportunities at the request of the Participant (without any evidence of such request). The Cede Letter disclaims all interest in the matter “other than to take those steps which are necessary to ensure that Opportunities is not denied its rights as the beneficial owner of the Shares.” Cede & Co. also appears to disclaim any knowledge of the specific contents of the Opportunities Letter, writing that “Cede understands that Opportunities is also delivering a separate letter in connection with this Letter, which, Cede understands, provides additional information regarding the nomination.”

Separately, the Opportunities Letter illustrates that it is not made by a record holder. Section 2(a) of the Bylaws requires that nominations be made “by any stockholder of the Corporation entitled to vote at the meeting who complies with the notice procedures set forth in this Section 2 and who is a stockholder of record.” (emphasis added) The Opportunities Letter does not meet this requirement because, even according to Opportunities’ own submission, Opportunities was not a stockholder of record by the November 26 deadline. Opportunities further concedes that it is not a stockholder of record, as it notes that “the process to move 1,000 shares of Common Stock into the record name has begun.” (emphasis added) In addition, in the Opportunities Letter, Cede & Co., a record holder, is not listed as the noticing (or nominating) stockholder.

The purported nomination was not made by a stockholder of record as required by the plain language of the Bylaws—this failure alone renders the Notice Materials and any purported nomination thereunder invalid under the Bylaws.

Strategic Investment Opportunities LLC

December 3, 2021

B.	The record holder failed to comply with numerous requirements for the contents of the nomination notice.

As described in greater detail below, the Notice Materials fail to comply with numerous requirements for the contents of a nomination notice as required by Section 2(b) of the Bylaws.

Although Opportunities attempts to fashion a novel role for itself as a “Nominating Stockholder” in the Opportunities Letter, no such role exists under the Bylaws. The Bylaws require a nomination by a record holder—the so-called “Noticing Stockholder.” In this instance, only Cede & Co. can be the Noticing Stockholder because Opportunities clearly does not meet the very basic requirement for a Noticing Stockholder, that of being a record shareholder. So, as the only possible Noticing Stockholder (a role Cede & Co. notably disclaims in the Cede Letter), Cede & Co. must provide the information required under the Bylaws for the Noticing Stockholder. However, it does not.

For example, Section 2(b)(3)(vii) requires “a certification regarding whether each Holder has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares or other securities of the Corporation and such Holder’s acts or omissions as a stockholder of the Corporation,” and Section 2(b)(3)(viii) requires the Noticing Stockholder to make a “representation as to the accuracy of the information set forth in the notice.” The Bylaws clearly and for good reason impose requirements on the Noticing Shareholder (i.e. record holder) to both certify as to compliance with applicable law and stand by the information provided in the notice. However, Cede & Co. (the record holder) not only fails to make these representations (only Opportunities did), it effectively disclaims any knowledge of the specific contents of the Opportunities Letter. Cede & Co.’s failure to make these representations renders the notice deficient.

Section 2(b)(3)(v) of the Bylaws requires “a representation by the Noticing Stockholder that the Noticing Stockholder is a stockholder of record of the Corporation entitled to vote at the meeting, will continue to be a stockholder of record of the Corporation entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination.” Opportunities did not provide this representation; instead, the Opportunities Letter states that “[t]he Nominating Stockholder hereby represents that it is the direct beneficial owner of shares of Common Stock of the Company entitled to vote at the Annual Meeting reported herein (which shares are held of record by Cede & Co. who has signed the Cede Letter in its capacity the record holder of shares), will continue to be a direct beneficial owners of shares of Common Stock of the Company entitled to vote at the Annual Meeting (which shares are held of record by Cede & Co.) through the date of the Annual Meeting, and intends to appear in person or by proxy at the Annual Meeting to propose the nomination of the Nominees for election to the Board. In addition, the Nominating Stockholder hereby represents that, to the extent the Nominating Stockholder becomes a stockholder of record of the Company prior to the date of the Annual Meeting, it will continue to be a stockholder of record through the Annual Meeting.” (emphasis added) This representation by Opportunities plainly fails to comply with the requirements of Section 2(b)(3)(v) of the Bylaws, and because Cede & Co., the record holder, has also not made the required representation, the notice is rendered deficient.

Strategic Investment Opportunities LLC

December 3, 2021

In addition, Section 2(b)(3)(i) of the Bylaws requires the notice to include “the name and address of the Noticing Stockholder as they appear on the Corporation’s books.” However, the Opportunities Letter identifies only Cede & Co. as appearing on the Company’s books. As noted above, Cede & Co. is not the Noticing Stockholder and disclaims any interest in the nominations; and Opportunities, who is not a record holder, submitted the nominations but appears to concede that it does not appear as a record holder on the Company’s books. In addition to illustrating the failure of the nominations to be made by a record holder, this disclosure is rendered deficient because it does not list the name and address of the Noticing Stockholder—purportedly Opportunities—as listed on the Company’s books.

As illustrated above, the Notice Materials failed to comply with clear requirements under the Bylaws for the contents of the notice—these failures alone render the Notice Materials and any purported nomination thereunder invalid under the Bylaws.

C.	The Notice Materials did not include a completed and signed questionnaire from each Proposed Nominee in the Company’s form.

The Opportunities Letter also fails to comply with the Bylaws because it does not include the written questionnaire in the form provided by the Company, as required by Sections 2(b)(1)(viii) and 2(b)(4) of the Bylaws.

The Opportunities Letter provides that “[g]iven the Company’s refusal to provide Opportunities with the form of written questionnaire  . . . each of the Nominees has completed a comprehensive and customary written questionnaire . . . that is substantially similar in scope to forms of written questionnaires provided by a company’s secretary in like situations, as well as a written representation and agreement.” As such, Opportunities has conceded that it did not comply with the requirement under Section 2(b)(1)(viii) of the Bylaws to submit the written questionnaire and written representation and agreement in the form required by Section 2(b)(4) of the Bylaws. Accordingly, a condition for submitting a compliant nomination notice—the provision of a written questionnaire and written representation and agreement in the form provided by the Secretary upon request by a stockholder of record—has not been met, and this failure alone renders the Notice Materials and any purported nomination thereunder invalid under the Bylaws.

In addition, the Bylaws permit the Secretary up to 10 days to deliver the form of the Company’s questionnaire to a stockholder of record upon a valid request, which, among other things, provides the Company with time to consider supplementing the questionnaire as needed to account for circumstances at the time. For example, had Opportunities delivered a compliant request for the questionnaire under the Bylaws, the Company may have reasonably added questions asking about any potential conflicts of interests and relationships among the Proposed Nominees, on the one hand, and Alden, on the other hand, in light of Alden’s unsolicited proposal to acquire the Company. The Company was not afforded this opportunity because Opportunities never delivered a compliant request and instead chose to provide a substitute questionnaire in contravention of the Bylaws.

Strategic Investment Opportunities LLC

December 3, 2021

* * *

For each of the reasons set forth above, the Notice Materials fail to satisfy the requirements set forth in Section 2 of the Bylaws. Accordingly, the Notice Materials do not constitute a valid notice of nominations for the 2022 Annual Meeting, and as the November 26, 2021 deadline for providing a timely and proper notice of nominations at the 2022 Annual Meeting has passed, any nominations that purport to be made pursuant to the Notice Materials will be disregarded.

The Company expressly reserves any right or claim that it may have with respect to the Notice Materials and the matter of nominations with respect to the 2022 Annual Meeting. In particular, this letter should not be construed as confirmation that the Notice Materials otherwise comply with the Bylaws or applicable law.

Strategic Investment Opportunities LLC

December 3, 2021

Sincerely,

/s/ Sarkis Jebejian
Sarkis Jebejian, P.C.

cc:           Olshan Frome Wolosky LLP

Attention: Andrew Freedman, Esq.

1325 Avenue of the Americas

New York, NY 10019

Email: afreedman@olshanlaw.com

Mary E. Junck, Chairman

Lee Enterprises, Incorporated

C. Dana Waterman III

Lane & Waterman LLP

Shaun J. Mathew, P.C.

Kirkland & Ellis LLP